Exhibit 99.2

Second Quarter 2020 Earnings Presentation August 5, 2020 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the recent coronavirus disease 2019 (“COVID-19”) pandemic, including the effects of related public health concerns and the impact of actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices, supply and demand considerations, and storage capacity; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its business combination, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 26, 2020. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDAX, adjusted EBITDAX, adjusted cash costs, adjusted net income (loss), and adjusted earnings (loss). Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted cash costs, adjusted net income (loss) and adjusted earnings (loss) because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted cash costs, adjusted net income (loss) and adjusted earnings (loss) should not be considered as alternatives to, or more meaningful than, net income (loss) as determined in accordance with GAAP. Certain items excluded from adjusted EBITDAX, adjusted cash costs, adjusted net income (loss), and adjusted earnings (loss) are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted cash costs, adjusted EBITDAX, adjusted net income (loss) and adjusted earnings (loss) may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. Our presentation of adjusted cash costs, adjusted EBITDAX, adjusted net income (loss) and adjusted earnings (loss) and may not be comparable to similar measures of other companies in our industry. An adjusted EBITDAX reconciliation is shown on page 12 of the presentation, adjusted net Income (loss) reconciliation is shown on page 14 and adjusted earnings (loss) reconciliation is shown on page 15. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – Second Quarter 2020 Highlights 3 • Generated adjusted EBITDAX of $40 million versus our D&C Capital of $27 million in 2Q20. Magnolia is on track to spend ~60% of 2020 Adjusted EBITDAX on D&C Capital. • Ended the second quarter of 2020 with $117 million of cash on the balance sheet and an undrawn $450 million revolver providing MGY with ~$567 million(1) of liquidity. MGY expects to generate cash flow in the second half of the year. • Total adjusted cash costs declined 18% to $8.50/Boe from $10.37/Boe in 1Q20 and declined 29% from $12.04/Boe in 2Q19. • On track to achieve $55 million in operating costs savings in 2020 versus our original budget. • Production from Giddings(2) was 23.3 Mboe/d with oil production averaging 6.4 Mbbl/d, compared to 1Q20 levels of 23.9 Mboe/d and 6.5 Mbbl/d. Despite not bringing on any new wells during the quarter, Giddings production was similar compared to 1Q20 levels, demonstrating the shallow production decline rates. • In the early development area of Giddings, MGY now has 14 producing wells with 180 days of production. The average 30, 90, and 180-day production rates are 1,534, 1,557, and 1,374 boe/d (50% oil on a 2-stream basis). (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Giddings Includes other production not located in the Giddings Field.

Giddings Field – Appraisal to Early Stage Development

- MGY has identified some contiguous acreage blocks which have produced consistent results to date
  - One of these areas comprises ~70,000 acres which we have 14 wells with 180 days of production

	30-Day	90-Day	180-Day
Well Count	14	14	14
Bopd	781	783	677
Boepd (2-Stream)	1,534	1,557	1,374

- Thus far, we have primarily drilled single well pads with additional science associated with many wells
  - Our focus for 2020 is on multi-well pads in our early stage development area
  - Reduced well costs 20% to below $7 million through efficiencies and cost reductions
- Expected highlights of early stage development program:
  - Multi-well pads
  - Well cost reductions of >20% due to efficiencies and cost savings
  - Continued delineation
- Benefits of Giddings:
  - Low entry costs
  - Shallower production declines
  - High EURs with improving F&D Costs



Burleson
Lee
Washington
Fayette
Aus
Colorado
Magnolia Acreage

Note: All MGY Giddings acreage not displayed on map.

4

Q2 2020 Cash Flow Summary 146 33 34 28 117 0 20 40 60 80 100 120 140 160 180 200 Cash 3/31/20 Cash Flow from Operations Changes in WC & Capital Accruals D&C & Facilities Capital Incurred Cash 6/30/20 (1) (2) (3) 5 ($ In Millions) (1) Cash flow from operations before changes in working capital. (2) Includes $2 million decrease in working capital and $32 million decrease in capital accruals which are included in the investing activities of the statement of cash flows. (3) D&C and Facilities Capital incurred includes $1 million of leasehold cost. 5

Magnolia Oil & Gas – Q2 2020 Key Metrics 6 Total Production Sequential Giddings Oil Production 6.4 Mbo/d (2Q20) vs. 6.5 Mbo/d (1Q20) Cash Balance at 6/30/2020 $117 Million Adjusted EBITDAX (1) $40 Million D&C Capex $27 Million Total Adjusted Cash Cost (2) $8.50/boe 29% YOY Decrease (1) Adjusted EBITDAX is a non-GAAP measure. For a reconciliation to the most directly comparable GAAP measure see page 12. (2) Total adjusted cash costs is a non-GAAP measure. For a reconciliation to the most directly comparable GAAP measure see page 13. 64.1 Mboe/d (53% Oil)

7 (1) Exploration expense excludes unproved property impairment of $6.4 million, or $1.10 per boe, for the quarter ended June 30, 2020. (2) General & administrative expense excludes non-cash stock based compensation of $3.1 million, or $0.53 per boe, for the quarter ended June 30, 2020. (3) Interest Expense excludes amortization of deferred financing costs of $0.9 million, or $0.15 per boe for the quarter ended June 30, 2020. (4) Total adjusted cash costs is a non-GAAP measure. For a reconciliation to the most directly comparable GAAP measure see page 13. $ / Boe Quarter Ended June 30, 2020 Lease Operating Expenses $3.14 Gathering, Transportation & Processing 1.16 Taxes Other Than Income 0.95 Exploration Expense (1) - General & Administrative Expense (2) 2.16 Interest Expense (3) 1.09 Total Adjusted Cash Costs (4) $8.50 Depreciation, Depletion, and Amortization 8.71 Full Cycle Costs $17.21 Magnolia Oil & Gas – Cost Structure

Magnolia Oil & Gas – Summary Balance Sheet 8 (in thousands) June 30, 2020 December 31, 2019 Cash and cash equivalents $116,850 $182,633 Current assets 65,654 110,585 Property, plant and equipment, net 1,181,420 3,116,757 Other assets 49,155 56,431 Total assets $1,413,079 $3,466,406 Current liabilities $120,313 $175,208 Long-term debt, net 390,464 389,835 Other long-term liabilities 99,978 172,834 Total stockholders' equity 802,324 2,728,529 Total liabilities and equity $1,413,079 $3,466,406

$450 2018 2019 2020 2021 2022 2023 2024 2025 2026 2Q20 Capital Structure and Liquidity Overview 9 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 24% ‒ Net Debt / TTM EBITDAX of 0.5x • Current Liquidity of $567 MM, including fully undrawn credit facility (1) • No debt maturities until senior unsecure notes mature in 2026 Debt Maturity Schedule ($MM) Borrowing Base Credit Facility Borrowings (as of 6/30/20) $0 6.00% Senior Unsecured Notes (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Shareholders’ Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Capitalization Summary As of 6/30/2020 Cash and Cash Equivalents $117 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Shareholder's Equity (2) $802 Net Debt / TTM EBITDAX 0.5x Net Debt / Total Book Capitalization 24% Liquidity Summary As of 6/30/2020 Cash and Cash Equivalents $117 Credit Facility Availability $450 Liquidity (1) $567

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens
  - ~430,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 8/4/2020			$6.12
Common Shares Outstanding (1)			252.4 million
Market Capitalization			$1.5 billion
Long-term Debt - Principal			$400 million
Total Enterprise Value			$1.8 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	23,559	428,531	452,090
2Q20 Net Production (Mboe/d)(2)	40.8	23.3	64.1

~450,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Walker
Harris
Austin
Bastrop
Bexar
Uvalde
Medina
Wilson
Karnes
Calhoun
Peak per 1,000' (Boe)
Legacy
0 5 10 20 30 40 50
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes other production not located in the Giddings Field.

11

Reconciliation of Net Income (Loss) to Adjusted EBITDAX 12 (1) Transaction costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. (2) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: Quarter Ended June 30, 2020 Quarter Ended June 30, 2019 NET INCOME (LOSS) ($29,391) $31,303 Exploration expense 6,462 3,617 Asset retirement obligation accretion 1,464 1,373 Depreciation, depletion and amortization 50,870 126,102 Amortization of intangible assets 3,626 3,626 Interest expense 7,256 7,299 Income tax expense (3,176) 5,145 EBITDAX (2) $37,111 $178,465 Non-cash stock based compensation expense $3,065 $3,115 Transaction related costs (1) - 85 Adjusted EBITDAX (2) $40,176 $181,665

Magnolia Oil & Gas – Cash Cost Reconciliation 13 (1) Exploration expense, non-cash includes unproved property impairment of $6.4 million and $555.2 million for the three months ended 6/30/2020 and 3/31/2020, respectively. (2) General & administrative expenses, non-cash includes stock based compensation of $3.1 million for each of the three months ended 6/302020 and 2019, respectively, and $2.9 million for the three months ended 3/31/2020. (3) Amortization of deferred financing costs included in Interest expense, net, on the consolidated statement of operations was $0.9 million for each of the three months ended 6/30/2020, 3/31/2020 and 6/30/2019. (4) Adjusted cash costs is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” $ / Boe Quarter Ended June 30, 2020 Quarter Ended March 31, 2020 Quarter Ended June 30, 2019 Lease Operating Expenses $3.14 $3.88 $4.20 Gathering, Transportation & Processing 1.16 1.29 1.25 Taxes Other Than Income 0.95 1.61 2.21 Exploration Expense 1.11 89.43 0.61 General & Administrative Expense 2.69 2.91 3.22 Interest Expense, net 1.24 1.09 1.23 Total Cash Costs 10.29 100.21 12.72 Less: Exploration expense, non-cash (1) (1.11) (89.23) - Less: General & administrative expenses, non-cash (2) (0.53) (0.47) (0.53) Less: Amortization of deferred financing costs (3) (0.15) (0.14) (0.15) Total adjusted cash costs (4) $8.50 $10.37 $12.04

Magnolia Oil & Gas – Operating Margins 14 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. Quarter Ended June 30, 2020 Quarter Ended June 30, 2019 Production: Oil (MBbls) 3,089 3,189 Natural Gas (MMcf) 9,763 10,057 NGLs (MBbls) 1,122 1,060 Total (Mboe) 5,838 5,925 Average Daily Production: Oil (Bbls/d) 33,940 35,044 Natural Gas (Mcf/d) 107,289 110,516 NGLs (Bbls/d) 12,324 11,648 Total (Mboe) 64,146 65,111 Revenues (in thousands): Oil Sales $60,790 $204,513 Natural Gas Sales 13,168 22,590 NGL Sales 8,881 15,855 Total Revenues $82,839 $242,958 Average Sales Price: Oil (per Bbl) $19.68 $64.13 Natural Gas (per Mcf) 1.35 2.25 NGL (per Bbl) 7.92 14.96 Total (per Boe) $14.19 $41.01 NYMEX WTI ($/Bbl) $27.85 $59.83 NYMEX Henry Hub($/Mcf) 1.71 2.64 Realization to benchmark (1): Oil (per Bbl) 71% 107% Natural Gas (per Mcf) 79% 85%

Adjusted Net Income (Loss) Reconciliation 15 (1) Impairment of unproved properties is included within exploration expense on the Consolidated Statement of Operations. (2) Represents corporate income taxes at an assumed effective tax rate of 21.5% and 21.0% for the quarters ended June 30, 2020 and 2019, respectively, applied to adjusted income before income taxes. (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (4) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (in thousands) Quarter Ended June 30, 2020 Quarter Ended June 30, 2019 NET INCOME (LOSS) ($29,391) $31,303 Income tax expense (benefit) ($3,176) $5,145 Income (Loss) Before Income Taxes (32,567) 36,448 Adjustments: Impairment of unproved properties (1) 6,440 - Transaction costs - 85 Adjusted Income (Loss) before Income Taxes (26,127) 36,533 Adjusted income tax expense (benefit) (2) (5,629) 7,672 Adjusted Net Income (Loss) (4) ($20,498) $28,861 (in thousands) Total Share Count Quarter Ended June 30, 2020 Quarter Ended June 30, 2019 Diluted weighted average of Class A Common Stock outstanding during the period 166,572 159,057 Weighted average shares of Class B Common Stock outstanding during the period (3) 85,790 91,790 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 252,362 250,847

Adjusted Earnings (Loss) Reconciliation 16 (1) Impairment of unproved properties is included within Exploration expense on the Consolidated Statement of Operations. (2) Adjusted earnings (loss) is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Quarter Ended June 30, 2020 Per Share Diluted EPS Quarter Ended June 30, 2019 Per Share Diluted EPS Net income attributable to Class A Common Stock ($18,272) ($0.11) $18,506 $0.12 Adjustments: Impairment of unproved properties (1) 6,440 0.04 -- Transaction costs -- 85 - Noncontrolling interest impact of adjustments (2,183) (0.01) -- Tax Adjustments --(18) - Adjusted Net Income (Loss) attributable to Class A Common Stock (2) ($14,015) ($0.08) $18,573 $0.12

Magnolia Oil & Gas – Production Results 17 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended June 30, 2020 Three Months Ended June 30, 2019 Production: Oil (MBbls) 3,089 2,503 586 3,189 2,797 392 Natural Gas (MMcf) 9,763 3,781 5,982 10,057 3,761 6,296 NGLs (MBbls) 1,122 586 536 1,060 561 499 Total (Mboe) 5,838 3,719 2,119 5,925 3,985 1,940 Average Daily Production Volume: Oil (MBbls/d) 33.9 27.5 6.4 35.0 30.7 4.3 Natural Gas (MMcf/d) 107.3 41.5 65.8 110.5 41.3 69.2 NGLs (MBbls/d) 12.3 6.4 5.9 11.6 6.2 5.4 Total (MBoe/d) 64.1 40.8 23.3 65.1 43.8 21.3